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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 19, 2000





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            333-91561               41-1955181
------------------                 ------------            --------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)




           8400 Normandale Lake Blvd., Suite 600 Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (612) 832-7000

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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.    Other Events.
----       ------------

Filing of Computational Materials

     In connection with the proposed offering of the GMACM Mortgage Pass-Through Certificates, Series 2000-J1 (the "Certificates"), Bear, Stearns & Co. Inc., (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For  purposes  of this  Form  8-K,  "Computational  Materials"  shall  mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 are filed on Form SE dated April 20, 2000. The Computational Materials consist of the pages that appear after the Form SE cover sheet.



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Item 7.  Financial Statements and Exhibits

         Information and Exhibits.
         ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

Exhibit              Item 601(a) of Regulation S-K
Number               Exhibit No.                            Description
--------             -----------                            -----------

1                    99                                Computational Materials



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE
                                 PRODUCTS, INC.



                               By: /s/ Patricia C. Taylor
                                   --------------------------------
                                   Patricia C. Taylor
                                   Vice President



Dated:  April 21, 2000



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                                  Exhibit Index



           Item 601(a)              Sequentially
Exhibit    of Regulation S-K        Numbered
Number     Exhibit No.              Description                   Page
-------    -----------------        ------------                  ----

1               99             Computational Materials       Filed Manually